UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - JULY 12, 2007

TIGER ETHANOL INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51388	84-1665042
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6600, Trans-Canada
Suite 519
Pointe-Claire, Quebec H9R 4S2
Canada
(Address of principal executive offices)

(514) 771-3795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03:  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2007, the Board of Directors of Tiger Ethanol International Inc. (the “Company”) approved a change of its fiscal year end from November 30th to January 31st. The Company intends to file a Report on Form 10-KSB covering the transition period from December 1, 2006 to January 31, 2007, and thereafter to file quarterly reports on Form 10-QSB reflecting the revised fiscal year end. The Board has amended Article XI of the Company’s By-Laws to reflect the adoption of January 31st as the new fiscal year end.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

Exhibit 3.4	Amended Article XI of the By-Laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER ETHANOL INTERNATIONAL INC.

Date: July 17, 2007	By:	/s/ Claude Pellerin
Name: Claude Pellerin
Title: Corporate Secretary